1 Earnings Call – Q2 - FY25 April 3, 2025

Except for historical information, the matters discussed in this presentation are forward-looking statements that involve risks and uncertainties. Words like “believe,” “will”, “can”, “expect,” “anticipate” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) mean that these are our best estimates as of this writing, but there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Forward looking statements contained in this press release include, but are not limited to, statements about expectations for the second half of 2025 and anticipated projections for fiscal year 2025. Factors that could cause or contribute to such differences include, but are not limited to: our ability to integrate our Adaptive Learning & Insights (ALI) and Medical Communications (MC) business units, our ability to meet our stated guidance, our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, general economic, political or geopolitical conditions and changes, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, market conditions, macroeconomic factors, and a sustainable market. Further information on our risk factors is contained in our quarterly, annual and current reports and filed with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) such as Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, and Adjusted Diluted EPS and certain ratios and other metrics derived there from. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing financial measures with other similar companies, many of which present similar non- GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. Safe Harbor Statement 2

Second Quarter Highlights $0.15 Diluted EPS $22.4M Revenue 29% Adj. EBITDA Margin +23% Revenue Growth 3 CURRENT PERIOD Prior Year Comparison (2Q24) $18.3M Revenue $0.20 Diluted EPS 39% Adj. EBITDA Margin +16% Revenue Growth $0.31 Adj. Diluted EPS $0.32 Adj. Diluted EPS

Trailing Twelve Months (TTM) 2Q25 Highlights $0.36 Diluted EPS $78.6M Revenue 26% Adj. EBITDA Margin +21% Revenue Growth 4 CURRENT PERIOD Prior Year Comparison (2Q24) $64.7M Revenue $0.52 Diluted EPS 34% Adj. EBITDA Margin +19% Revenue Growth $0.93 Adj. Diluted EPS $1.09 Adj. Diluted EPS

Software Highlights

General

- Overall software revenue growth of 16% for 2Q25 and 18% for TTM
- Good renewal rate, upsell and new logo activity
- Revenue contribution from ALI and MC in-line with expectations

Cheminformatics (CHEM)	Physiologically Based Pharmacokinetics (PBPK)	Clinical Pharmacology & Pharmacometrics (CPP)	Quantitative Systems Pharmacology (QSP)	Adaptive Learning & Insights (ALI)	Medical Communications (MC)
+8% Q2 Revenue Growth	+1% Q2 Revenue Growth	+9% Q2 Revenue Growth	+89% Q2 Revenue Growth	$0.9M Q2 Revenue	$0.1M Q2 Revenue
+9% TTM Revenue Growth	+2% TTM Revenue Growth	+19% TTM Revenue Growth	+13% TTM Revenue Growth	$3.7M TTM Revenue [(1)]	$0.2M TTM Revenue [(1)]

[(1)] *The TTM revenue for the ALI and MC business units only includes revenue since the acquisition of Pro-ficiency in June 2024.*

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Services Highlights

General

- Overall services revenue growth of 34% for 2Q25 and 28% for TTM
- Total backlog $20.4M, over 94% expected to be converted to revenue within 12 months
- Revenue contribution from MC in-line with expectations

Physiologically Based Pharmacokinetics (PBPK)	Clinical Pharmacology & Pharmacometrics (CPP)	Quantitative Systems Pharmacology (QSP)	Medical Communications (MC)
-23% Q2 Revenue Decline	**+19%** Q2 Revenue Growth	**-7%** Q2 Revenue Decline	**$2.3M** Q2 Revenue
-14% TTM Revenue Decline	**+16%** TTM Revenue Growth	**+12%** TTM Revenue Growth	**$5.3M** TTM Revenue [1]

[1] *The TTM revenue for the MC business unit only includes revenue since the acquisition of Pro-ficiency in June 2024.*

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Financial Results

60% 40% Software Services 63% 37% Software Services Revenue - Q2 (in millions) Software Revenue Growth Total Revenue Growth Services Revenue Growth +23% +16% +34% 2Q25 Mix 2Q24 Mix 8 $10.5 $11.6 $13.5 $5.3 $6.7 $8.9$15.8 $18.3 $22.4 Software Services 2Q23 2Q24 2Q25

59% 41% Software Services 59% 41% Software Services Revenue - YTD (in millions) Software Revenue Growth Total Revenue Growth Services Revenue Growth +26% +26% +26% FY25 Mix FY24 Mix 9 $16.6 $19.2 $24.2 $11.2 $13.6 $17.2 $27.7 $32.8 $41.4 Software Services FY23 FY24 FY25

59% 41% Software Services 61% 39% Software Services Revenue - Trailing Twelve Months (TTM) (in millions) Software Revenue Growth Total Revenue Growth Services Revenue Growth +21% +18% +28% 2Q25 Mix 2Q24 Mix 10 $32.1 $39.2 $46.0 $22.3 $25.5 $32.5$54.4 $64.7 $78.6 Software Services 2Q23 2Q24 2Q25

46% 23% 17% 7% 7% GastroPlus® MonolixSuite™ ADMET Predictor® Pro-ficiency™ Others Software Solutions as % of Software Revenue 11 2Q25 48% 20% 17% 7% 8% GastroPlus® MonolixSuite™ ADMET Predictor® Pro-ficiency™ Others TTM GastroPlus® ▪ 7 new customers ▪ 7 upsells to existing customers ADMET Predictor® ▪ 10 new customers ▪ 7 upsells to existing customers MonolixSuite™ ▪ 11 new customers ▪ 2 upsells to existing customers Second Quarter Highlights QSP ▪ Added model license for Atopic Dermatitis

Avg. Revenue per Customer (in thousands) Software Performance Metrics - Q2 Commercial Customers Renewal Rates 12 $110 $113 $124 2Q23 2Q24 2Q25 80% 85% 84% 94% 94% 90% Accounts Fees 2Q23 2Q24 2Q25

Avg. Revenue per Customer (in thousands) Software Performance Metrics - TTM Commercial Customers Renewal Rates 13 $85 $95 $101 FY23 FY24 FY25 83% 84% 83% 92% 93% 91% Accounts Fees FY23 FY24 FY25

17% 19% 39% 25% PBPK QSP CPP MC Services Solutions as % of Services Revenue 14 2Q25 18% 26% 40% 16% PBPK QSP CPP MC TTM

$15.4 $18.0 $20.4 2Q23 2Q24 2Q25 100 75 69 20 24 27 63 77 52 55 183 176 203 PBPK QSP CPP MC 2Q23 2Q24 2Q25 Services Performance Metrics Total Projects Backlog (in millions) 15

Income Statement Summary - Q2 FY25 (1) 16 (in millions, except Diluted EPS and Adjusted Diluted EPS) 2Q25 % of Rev 2Q24 % of Rev Revenue $22.4 100% $18.3 100% Cost of revenue 9.3 41% 5.1 28% Gross profit 13.1 59% 13.2 72% R&D 2.1 10% 1.3 7% S&M 3.7 17% 1.9 11% G&A 4.6 20% 5.5 30% Total operating exp 10.4 46% 8.8 48% Income from operations 2.7 12% 4.4 24% Income before income taxes 3.5 16% 5.3 29% Income taxes (0.4) 2% (1.2) 7% Effective tax rate 12% 23% Net income $3.1 14% $4.0 22% Diluted EPS $0.15 $0.20 Adjusted EBITDA $6.6 29% $7.1 39% Excluded items $3.1 $2.4 Adjusted Diluted EPS $0.31 $0.32 (1) Numbers may not add due to rounding

Income Statement Summary - YTD 17 FY25 % of Rev FY24 % of Rev Revenue $41.4 100% $32.8 100% Revenue growth 26% 18% Gross profit 23.3 56% 23.1 70% R&D 4.0 10% 2.5 8% S&M 6.6 16% 3.9 12% G&A 9.9 24% 11.2 34% Total operating exp 20.5 50% 17.7 54% Income from operations 2.8 7% 5.4 16% Income before income taxes 3.8 9% 7.7 23% Income taxes (0.5) 1% (1.7) 5% Effective tax rate 13% 22% Net income $3.3 8% $6.0 18% Diluted EPS $0.16 $0.29 Adjusted EBITDA $11.1 27% $10.5 32% Excluded items $6.4 $4.1 Adjusted Diluted EPS $0.48 $0.50 (in millions, except Diluted EPS and Adjusted Diluted EPS) (1) Numbers may not add due to rounding

Balance Sheet Summary 18 February 28, 2025 August 31, 2024 Cash and short-term investments $21.4 $20.3 Total current assets 46.7 39.3 Total assets $201.4 $196.6 Current liabilities 10.7 12.1 Long-term liabilities 1.2 2.1 Total liabilities 11.9 14.2 Shareholders’ equity 189.5 182.4 Total liabilities and shareholders’ equity $201.4 $196.6 (in millions)

Fiscal 2025 Guidance 19 Guidance Total Revenue $90M - $93M Total Revenue Growth 28% - 33% Software Revenue Mix 55% - 60% Adjusted EBITDA(1) Margin 31% - 33% Adjusted Diluted EPS(2) $1.07 - $1.20 (1) Adjusted EBITDA represents net income excluding the effect of interest expense (income), provision (benefit) for income taxes, amortization expense, intangible asset amortization, equity-based compensation expense, loss (gain) on currency exchange, goodwill impairment, change in fair value of contingent consideration, reorganization expense, acquisition and integration expense and other items not indicative of our ongoing operating performance. (2) Adjusted net income and adjusted diluted earnings per share exclude the effect of amortization expense, equity-based compensation expense, loss (gain) on currency exchange, goodwill impairment, change in fair value of contingent consideration, reorganization expense, acquisition and integration expense and other items not indicative of our ongoing operating performance as well as the income tax provision adjustment for such charges.

Conclusion

CONTINUED LEADERSHIP POSITION IN LIFE SCIENCES TECHNOLOGY MARKET

Delivering on our commitment to scientific leadership

- Release of GastroPlus X
- Release of Monolix R24
- Release of ADMET Predictor Version 12
- Collaboration with USC to secure NIH Grant to develop new AI drug discovery offerings

Developing organization to drive growth

- Optimization of business unit structure following recent strategic acquisitions
- Formation of two new business units following Pro-ficiency acquisition
- Focus on supporting accelerated growth in distributor network

Expanding our software and services portfolio

- ALI: Pro-ficiency software platform
- MC: Panorama KOL Insights software platform

Creating shareholder value

- Delivering consistent revenue growth and profitability
- Strategic M&A

WELL POSITIONED FOR FISCAL 2025 PERFORMANCE

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Adjusted EBITDA Non-GAAP Reconciliation (1) 21 FY24 FY25 FY24 FY25 Q1 Q2 Q3 Q4 Q1 Q2 Full Year YTD Net Income $1.945 $4.029 $3.137 $0.843 $0.206 $3.074 $9.954 $3.280 Excluding: Interest income and expense, net (1.292) (1.348) (1.522) (0.213) (0.159) (0.154) (4.375) (0.313) Provision for income taxes 0.461 1.223 0.753 0.020 0.064 0.434 2.457 0.498 Depreciation and amortization 1.091 1.105 1.263 2.206 2.265 2.274 5.665 4.539 Stock-based compensation 1.303 1.585 1.665 1.387 1.589 1.557 5.940 3.146 (Gain) loss on currency exchange (0.044) 0.098 (0.009) (0.431) 0.015 (0.002) (0.386) 0.013 Change in value of contingent consideration (0.110) 0.440 (0.599) (1.370) — (0.640) (1.639) (0.640) Reorganization expense — — — — 0.258 0.157 — 0.415 Mergers & Acquisitions expense 0.034 0.003 0.898 1.706 0.255 (0.122) 2.641 0.133 Adjusted EBITDA $3.388 $7.135 $5.586 $4.148 $4.493 $6.578 $20.257 $11.071 (in millions) (1) Numbers may not add due to rounding

Adjusted Diluted EPS Non-GAAP Reconciliation (1) 22 FY24 FY25 FY24 FY25 Q1 Q2 Q3 Q4 Q1 Q2 Full Year YTD Net Income (GAAP) $1.945 $4.029 $3.137 $0.843 $0.206 $3.074 $9.954 $3.280 Excluding: Amortization 0.991 0.991 1.122 2.059 2.130 2.130 5.163 4.260 Stock-based compensation 1.303 1.585 1.665 1.387 1.589 1.557 5.940 3.146 (Gain) loss on currency exchange (0.044) 0.098 (0.009) (0.431) 0.015 (0.002) (0.386) 0.013 Mergers & Acquisitions expense 0.034 0.003 0.898 1.706 0.255 (0.122) 2.641 0.133 Change in value of contingent consideration (0.110) 0.440 (0.599) (1.370) — (0.640) (1.639) (0.640) Reorganization expense — — — — 0.258 0.157 — 0.415 Tax effect on above adjustments (0.417) (0.746) (0.603) (0.554) (1.007) 0.041 (2.320) (0.966) Adjusted Net income (Non-GAAP) $3.702 $6.400 $5.611 $3.640 $3.446 $6.195 $19.353 $9.641 Weighted-avg. common shares outstanding: Diluted 20.279 20.315 20.433 20.338 20.266 20.277 20.301 20.262 Diluted EPS (GAAP) $0.10 $0.20 $0.15 $0.04 $0.01 $0.15 $0.49 $0.16 Adjusted Diluted EPS (Non-GAAP) $0.18 $0.32 $0.27 $0.18 $0.17 $0.31 $0.95 $0.48 (in millions, except Diluted EPS and Adjusted Diluted EPS) (1) Numbers may not add due to rounding

Investor Relations Contact: Lisa Fortuna Financial Profiles 310-622-8251 slp@finprofiles.com